UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 13, 2009
ASCENT MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34176	26-2735737
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
12300 Liberty Boulevard
Englewood, Colorado 80112
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (720) 875-5622
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results Of Operations and Financial Condition.
On November 13, 2009, Ascent Media Corporation (the Company) issued a press release (the Earnings Release) regarding certain financial results of the Company for the period ended September 30, 2009. A copy of the Earnings Release is attached as Exhibit 99.1 to this report. The Company does not intend for this Item 2.02 or Exhibit 99.1 to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into any filings under the Securities Act of 1933, as amended.
The Earnings Release should be read in conjunction with the financial statements and related Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2009, which was filed with the Securities and Exchange Commission on November 13, 2009.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Name

99.1	Press Release dated November 13, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 13, 2009

ASCENT MEDIA CORPORATION
By:	/s/ William E. Niles
	Name:	William E. Niles
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release dated November 13, 2009